UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2007

Commission File Number: 000 - 28305

SYNGAS INTERNATIONAL CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	91 - 1880015
(state or other jurisdiction of	(I.R.S. Employer I.D. No.)
incorporation or organization)

78 Belleville Avenue, Spruce Grove, Alberta, Canada T7A 1H8
(Address of principal executive offices)

600, 595 Hornby Street, Vancouver, British Columbia, Canada, V6C 1A4
(Former Address)

(780) 914-0028
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2007, Syngas International Corp. (“Syngas”) entered into a Technology License and Commercialization Agreement (the “Re-Gen Agreement”) with Re-Gen International Corporation (“ReGen”). Syngas and Re-Gen have no other material relationship other than the Agreement described herein. Under the Re-Gen Agreement:

Re-Gen is granted the right to install Syngas technology, including the PyStR and gasification technology (the “Syngas Technology”), in the United States, and to sell fuels (ethanol and hydrogen) produced with the Syngas Technology;

Re-Gen will promote and commercialize the Syngas Technology and processing equipment for the shredding and gasification of disposed Creosote-preserved wood crossties throughout the United States, including filing of intellectual property rights at its own expense;

Re-Gen will pay Syngas the greater of:

12% of from all sales of the Syngas Technology and energy produced from Syngas Technology, or

$30,000 every three months for the first year of the Agreement, and

$60,000 every three months for the second year of the Agreement;

Re-Gen will pay Syngas consulting fees for engineering services, technical assistance and training;

Re-Gen has a first right of refusal to manufacture and produce the Syngas Technology in the United States.

On April 24, 2007, Syngas entered into a Technology License Agreement (the “Beaufort Agreement”) with Beaufort Energy Solutions Inc. (“Beaufort”). Syngas and Beaufort have no other material relationship other than the Beaufort Agreement described herein. Under the Beaufort Agreement:

Beaufort will construct and operate a Syngas gasification plant (the “Syngas Plant”), and is given the exclusive right to do so within, British Columbia, Canada;
Beaufort will market and sell products produced from the Syngas Plant they construct to any third party;
Beaufort will pay Syngas the construction costs of the Syngas Plant, plus 15%;
Beaufort will pay Syngas consulting fees for engineering services, technical assistance and training services, and;
Beaufort will pay Syngas 10% of net income from sales of Syngas technology, or energy products, within British Columbia, payable quarterly.

Item 8.01 Other Events

Syngas International Corp. has changed its address from 78 Belleville Avenue, Spruce Grove, Alberta Canada T7X 1H8, to 850 South Boulder Hwy, Suite 169, Henderson, Nevada 89015-7564, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2007	SYNGAS INTERNATIONAL CORP.
(Issuer)

By:	/s/ Wilf Ouellette
Wilf Ouellette, Director, President,
Chief Executive Officer,
Chief Financial Officer